INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Income Tax
INCOME TAXES
6.	INCOME TAXES

The Company evaluates its deferred tax assets on a regular basis to determine if a valuation allowance against the net deferred tax assets is required. The Company had a full valuation allowance offsetting its U.S. federal and state net deferred tax assets which primarily represent net operating loss carryforwards (“NOLs”) at December 31, 2015. During the nine month period ended September 30, 2016, the Company’s management concluded that the full valuation allowance for U.S. federal and state net deferred tax assets is appropriate as the facts and circumstances during the first nine months of 2016 did not change management’s conclusion that a full valuation allowance is necessary.

The Company is subject to U.S. federal income tax, as well as income taxes of multiple state jurisdictions. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. At September 30, 2016, the Company had no interest or penalties accrued related to uncertain tax positions due to the available NOLs.

As of September 30, 2016, the Company had approximately $628 of unrecognized tax benefits, $622 of which were recorded as a reduction to existing net operating loss and tax credit carryforwards, and therefore require no accrual for interest or penalty. The remaining $6 includes de minimis interest and penalties where required. For the nine months ended September 30, 2016, unrecognized tax benefits did not change. For federal purposes, post-1992 tax years remain open to examination as a result of earlier net operating losses being utilized in subsequent years. For state purposes, the statute of limitations remains open in a similar manner for states that have generated net operating losses. The Company does not expect that the total amount of unrecognized tax benefits related to positions taken in prior periods will change significantly during the next 12 months.

9. INCOME TAXES

The components of income (loss) from continuing operations before tax expense as of December 31 are as follows:

	2015	2014	2013

United States	$(1,216)	$(1,240)	$(1,851)
Rest of the world	-	-	-
Total	$(1,216)	$(1,240)	$(1,851)

No income tax expense (benefit) is attributable to continuing operations as of December 31, 2015, 2014 or 2013.

The following table summarizes the significant differences between the U.S. Federal statutory rate and the Company’s effective tax rate for financial statement purposes on income from continuing operations:

	2015	2014	2013
	%	%	%
Statutory tax rate	34.0	34.0	34.0
Valuation allowance, federal	(34.0)	(27.1)	20.9
Valuation allowance related to discontinued operations	-	(6.9)	(10.1)
Stock compensation expense	-	-	(34.8)
Subpart F income	-	-	(9.8)
Other, net	-	-	(0.2)

Total	0.0%	0.0%	0.0%

Significant components of the Company’s deferred tax assets as of December 31 are as follows:

	2015	2014

Net operating loss carryforwards	$8,281	$7,513
Credit carryforwards	1,297	1,310
Non-deductible reserves	326	574

Total deferred tax assets	9,904	9,397
Valuation allowance	(9,904)	(9,397)

Net deferred tax assets	$-	$-

For the year ended December 31, 2015, the Company recorded no income tax expense.

Overall, the valuation allowance for deferred tax assets increased during 2015 by $507. The valuation allowance increased by $412 related to the current year net operating loss and $95 related to the current year increase in deferred tax assets.

FASB ASC 740, Accounting for Income Taxes (“FASB ASC 740”), requires a company to evaluate its deferred tax assets on a regular basis to determine if a valuation allowance against the net deferred tax assets is required. Pursuant to FASB ASC 740, a cumulative pre-tax loss in recent years is significant negative evidence that is difficult to overcome in considering whether deferred tax assets are more likely than not realizable. The Company has evaluated the possibility of potential tax planning strategies and determined that none currently exist that the Company would conclude are prudent and feasible. The Company has concluded, based upon the evaluation of all available evidence, that it is more likely than not that the U.S. federal and state net deferred tax assets will not be realized and has recorded a full valuation allowance on its U.S. federal and state net deferred tax assets, as of December 31, 2015.

At December 31, 2015, the Company had U.S. federal net operating loss carryforwards of approximately $20,098 including those of acquired companies, which will expire as follows:

Year	Net Operating Loss (in thousands)

2022	$1,674
2024	1,876
2025	3
2026	1
2027	1
2028	3,492
2029	2,501
2030	1,281
2031	391
2033	6,625
2034	452
2035	1,801
Total	$20,098

The above includes net operating losses of $668 which, if realized, would be accounted for as additional paid in capital and excludes $1,257 related to unrecognized tax benefits.

The Company has federal research and experimentation credit carryforwards of $1,068, net of $119 related to unrecognized tax benefits, as of December 31, 2015, which are set to expire in years 2020 through 2032. The Company also has federal alternative minimum tax credit carryforwards of $10 which have indefinite lives.

For the year ended December 31, 2015, the Company had no change in its unrecognized tax benefits.

The following table is a reconciliation of the gross unrecognized tax benefits during the years ended December 31:

	2015	2014	2013

Gross unrecognized tax benefits as of January 1	$628	$619	$590
Increases from positions taken in prior periods	-	-	2
Increases from positions taken in current period	-	9	27

Gross unrecognized tax benefits as of December 31	$628	$628	$619

The unrecognized tax benefits at December 31, 2015 of $628, if recognized in a period where there was not a full valuation allowance, would affect the effective tax rate.

The Company is subject to U.S. federal income tax, as well as income taxes of multiple state jurisdictions.

The Company recognizes accrued interest expense and penalties related to uncertain tax benefits that have resulted in a refund or reduction of income taxes paid. Unrecognized tax benefits aggregating $622 would reduce already existing net operating loss and tax credit carryforwards and therefore require no accrual for interest or penalty in any of the years 2015, 2014 or 2013. The remaining unrecognized tax benefit of $6 include de minimis interest and penalty where required.

For federal purposes, post-1997 tax years remain open to examination as a result of net operating loss carryforwards. For state purposes, the statute of limitations remains open in a similar manner for states that have generated net operating losses. The Company does not expect that the total amount of unrecognized tax benefits related to positions taken in prior periods will change significantly during the next twelve months.